Report of Independent Registered
Public Accounting Firm

To the Board of Trustees
Delaware Group Government Fund

In planning and performing our audit
of the financial statements of
Delaware Group Government Fund (the
"Trust") for the year ended July 31,
2004, we considered its internal
control, including control activities
for safeguarding securities, in order
to determine our auditing procedures
for the purpose of expressing our
opinion on the financial statements
and to comply with the requirements of
Form N-SAR, not to provide assurance
on internal control.

The management of the Trust is
responsible for establishing and
maintaining internal control.  In
fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of
controls.  Generally, controls that
are relevant to an audit pertain to
the entity's objective of preparing
financial statements for external
purposes that are fairly presented in
conformity with U.S. generally
accepted accounting principles.  Those
controls include the safeguarding of
assets against unauthorized
acquisition, use, or disposition.



Because of inherent limitations in
internal control, error or fraud may
occur and not be detected.  Also,
projection of any evaluation of
internal control to future periods is
subject to the risk that it may become
inadequate because of changes in
conditions or that the effectiveness
of the design and operation may
deteriorate.



Our consideration of internal control
would not necessarily disclose all
matters in internal control that might
be material weaknesses under the
standards of the Public Company
Accounting Oversight Board (United
States). A material weakness is a
condition in which the design or
operation of one or more of the
internal control components does not
reduce to a relatively low level the
risk that misstatements caused by
error or fraud in amounts that would
be material in relation to the
financial statements being audited may
occur and not be detected within a
timely period by employees in the
normal course of performing their
assigned functions.  However, we noted
no matters involving internal control
and its operation, including controls
for safeguarding securities, that we
consider to be material weaknesses as
defined above as of July 31, 2004.



This report is intended solely for the
information and use of management and
the Board of Trustees of the Trust and
the Securities and Exchange Commission
and is not intended to be and should
not be used by anyone other than these
specified parties.





Philadelphia, Pennsylvania
September 10, 2004